PROSPECTUS                                                MARCH 1, 1997
                 DREYFUS DISCIPLINED MIDCAP STOCK FUND

        DREYFUS DISCIPLINED MIDCAP STOCK FUND (THE "FUND") IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC.,
AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS TOTAL INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) WHICH CONSISTENTLY OUTPERFORM THE
STANDARD & POOR'S 400 MIDCAP INDEX.
        BY THIS PROSPECTUS, THE FUND IS OFFERING INSTITUTIONAL SHARES AND RETAIL SHARES. (INSTITUTIONAL AND RETAIL SHARES OF THE
FUND WERE FORMERLY CALLED INVESTOR AND CLASS R SHARES, RESPECTIVELY.) INSTITUTIONAL SHARES AND RETAIL SHARES ARE IDENTICAL, EXCEPT
AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. RETAIL SHARES ARE OFFERED TO ANY INVESTOR. INSTITUTIONAL SHARES ARE OFFERED ONLY
TO CLIENTS OF BANKS, SECURITIES BROKERS OR DEALERS
("SELECTED DEALERS") AND OTHER FINANCIAL INSTITUTIONS (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT ("AGREEMENT")
WITH PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR") AND OMNIBUS ACCOUNTS HELD BY INSTITUTIONS THAT PROVIDE SUB-ACCOUNTING
OR RECORDKEEPING SERVICES TO THEIR CLIENTS.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER.
THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST
TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT
MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER
SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR
FUND ACCOUNTANT SERVICES.
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [Page 1]

                    TABLE OF CONTENTS

                                                      Page
Expense Summary........................                 4
Financial Highlights...................                 5
Description of the Fund................                 7
Management of the Fund.................                 12
How to Buy Fund Shares.................                 14
Shareholder Services...................                 16
How to Redeem Fund Shares..............                 20
Distribution Plan (Institutional Shares Only)           23
Dividends, Other Distributions and Taxes                23
Performance Information................                 25
General Information....................                 26

    [Page 2]

[This Page Intentionally Left Blank]

    [Page 3]


                              EXPENSE SUMMARY
                                                                      INSTITUTIONAL SHARES           RETAIL SHARES
                                                                       __________________          _________________
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases.................                    none                        none
  Maximum Sales Load Imposed on Reinvestments.............                    none                        none
  Deferred Sales Load.....................................                    none                        none
  Redemption Fee..........................................                    none                        none
  Exchange Fee............................................                    none                        none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee..........................................                  1.10%                        1.10%
  12b-1 Fee(1)............................................                   .25%                         none
  Other Expenses(2).......................................                   .00%                         .00%
                                                                             ______                     ______
  Total Fund Operating Expenses...........................                   1.35%                       1.10%

 EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                time period:                                       Institutional Shares           Retail Shares
                                                                  ____________________          _______________
                                 1 Year                                   $  14                      $  11
                                 3 Years                                  $  43                      $  35
                                 5 Years                                  $  74                      $  61
                                 10 Years                                 $ 162                      $ 134


(1) See "Distribution Plan (Institutional Shares Only)" for a description of the Fund's Distribution Plan for the Institutional Class.
(2) Does not include fees and expenses of the non-interested Directors
    (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be .01% of the Fund's net assets. (See "Management of the Fund.")

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Institutional shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Institutional Shares Only)."
        The Company understands that Agents (including Mellon Bank and its affiliates) may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Agreement with the Distributor. The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.

    [Page 4]

                         FINANCIAL HIGHLIGHTS
        The tables below are based upon a single Institutional share or Retail share outstanding throughout each year or period and should be read in conjunction with the financial statements, related notes and report of independent auditors that appear in the Fund's Annual Report dated October 31, 1996 and that are incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1996 have been audited by KPMG Peat Marwick LLP, independent auditors. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


DREYFUS DISCIPLINED MIDCAP STOCK FUND
FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                         YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                                          10/31/96      10/31/95        10/31/94*
                                                                           _____          _____           ______

Net asset value, beginning of period....................                  $11.92        $  9.75           $10.00
                                                                            ____           ____             ____
Income from investment operations:
  Net investment income.................................                    0.04           0.09             0.05
  Net realized and unrealized gain (loss) on investments                    2.98           2.17            (0.26)
                                                                            ____           ____             ____
  Total from investment operations......................                    3.02           2.26            (0.21)
                                                                            ____           ____             ____
  Less distributions
  Distributions from net investment income..............                   (0.05)         (0.09)           (0.04)
Distributions from net realized gain on investments.....                   (0.53)          .-                .-
Total Distributions.....................................                   (0.58)         (0.09)           (0.04)
                                                                            ____           ____             ____
Net asset value, end of period..........................                  $14.36         $11.92          $  9.75
                                                                            ====           ====             ====
Total return++..........................................                   26.29%         23.39%           (2.06)%+
                                                                            ====           ====             ====
Ratios to average net assets/supplemental data:
  Net assets, end of period (000's).....................                  $3,205         $1,417              $54
  Ratio of operating expenses to average net assets.....                    1.35%          1.35%            0.80%+**
  Ratio of net investment income to average net assets..                    0.28%          0.86%            0.42%+**
Portfolio turnover rate.................................                   90.93%            71%              83%
Average Commission rate paid##..........................                  $.0390              -                -

*     The Fund commenced selling Investor shares on April 6, 1994.
      Effective July 15, 1996, the Fund's Investor shares were redesignated as Institutional shares.
**    These ratios have been restated to reflect current year's presentation.
+     Not annualized.
++    Total return represents aggregate total return for the periods indicated.
#     Prior to October 17, 1994, Mellon Bank served as the
      Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
##    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


    [Page 5]

                     FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS DISCIPLINED MIDCAP STOCK FUND
FOR A RETAIL SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                         YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                          10/31/96        10/31/95      10/31/94*
                                                                            _____          _____          ______

Net asset value, beginning of period....................                   $11.92        $  9.76          $10.00
                                                                             ____           ____            ____
Income from investment operations:
  Net investment income.................................                     0.07           0.12            0.09**
  Net realized and unrealized gain (loss) on investments                     2.98           2.16           (0.27)
                                                                             ____           ____            ____
  Total from investment operations......................                     3.05           2.28           (0.18)
Less distributions:
  Distributions from net investment income..............                    (0.08)         (0.12)          (0.06)
Distributions from net investment income................                    (0.53)            .-              .-
                                                                             ____           ____            ____
Total Distributions.....................................                    (0.61)         (0.12)          (0.06)
                                                                             ____           ____            ____
Net asset value, end of period..........................                   $14.36         $11.92         $  9.76
                                                                             ====           ====            ====
Total return++..........................................                    26.61%         23.57%          (1.77)%+
                                                                             ====           ====            ====
Ratios to average net assets/supplemental data:
  Net assets, end of period (000's).....................                  $15,644        $12,129         $18,169
  Ratio of expenses to average net assets...............                     1.10%          1.10%          1.13%+***(1)
  Ratio of net investment income to average net assets..                     0.57%          1.11%          0.95%+(1)
  Portfolio turnover rate...............................                    90.93%            71%            83%
  Average Commission rate paid##........................                   $.0390              -               -

*     The Fund commenced operations on November 12, 1993.
      Any shares outstanding prior to April 4, 1994 were designated as Trust
      Shares. Effective October 17, 1994, the Fund's Trust Shares were redesignated as Class R shares. Effective July 15, 1996, Class R shares were redesignated as Retail shares.
**    Net investment income before reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was $0.06.
***   Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was 1.48%.
+     Not Annualized.
      Total return represents aggregate total return for the periods indicated.
#     Prior to October 17, 1994, Mellon Bank served as the
      Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manger.
##    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(1)  These ratios have been restated to reflect current year's presentation.

    [Page 6]

DESCRIPTION OF THE FUND
GENERAL

        By this Prospectus, the Fund is offering Institutional shares and Retail shares. (Institutional and Retail shares of the Fund were formerly called Investor and Class R shares, respectively.) Institutional shares and Retail shares are identical, except as to the services offered to and the expenses borne by each Class. Retail shares are offered to any investor. Institutional shares are offered only to clients of Agents that have entered into an Agreement with the Distributor and omnibus accounts held by institutions that provide sub-accounting or recordkeeping services to their clients. You should consult your Agent to determine which Class of shares is offered by the Agent. Unless the Fund is otherwise instructed, new purchases or exchanges by existing shareholders will be in the same Class of shares that the shareholder then holds. All Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees paid by Institutional shares will cause Institutional shares to have a higher expense ratio and pay lower dividends than Retail shares.

INVESTMENT OBJECTIVE
        The Fund seeks total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap"). The objective is not fundamental. There can be no assurance that the Fund will meet its stated investment objective. MANAGEMENT POLICIES
        The Fund attempts to maintain a diversified holding in common stocks of medium capitalization companies, firms with a market value between $200 million and $5 billion. In the view of Dreyfus, many medium-sized companies are in fast-growing industries, offer superior earnings growth potential, and are characterized by strong balance sheets and high returns on equity. However, because the companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with large capitalizations. The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. Emerging and cyclical growth companies are firms which, while they may not have a history of stable long-term growth, are nonetheless expected to represent attractive investments.
        Common stocks are selected for the Fund so that, in the aggregate, the investment characteristics and risk profile of the Fund are similar to the S&P MidCap. While it may maintain aggregate investment characteristics similar to the S&P MidCap, however, the Fund seeks to invest in common stocks of companies which in the aggregate will provide a higher total return than the S&P MidCap. The Fund is not an index fund and its investments are not limited to securities of issuers included in the S&P MidCap.
        Dreyfus utilizes computer techniques to track, and, if possible, outperform the S&P MidCap. To construct the Fund, Dreyfus employs valuation models designed to identify common stocks of companies that are undervalued and should be purchased and retained by the Fund. Undervalued securities are normally characterized by a relatively low price to earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that Dreyfus feels are not fully reflected in the current market price. Once undervalued common stocks are identified, Dreyfus' experienced investment analysts construct a fund, using the valuation models, that in the aggregate resembles the S&P MidCap, but is weighted toward the most attractive stocks. The computerized ranking system incorporates information about the relevant criteria as of the most recent period for which data are available to the system. Once ranked, the securities are categorized by the system under the headings "buy," "sell" or "hold." Dreyfus decides whether to buy, sell, or hold the security based principally on the system's categorization, subject to modification based on subsequently available or other specific relevant information about the security.

    [Page 7]

        Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. The Fund may also invest in: (1) obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (2) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances and time deposits, and may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"); (3) corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's rating services, or if unrated, of comparable quality as determined by Dreyfus; (4) Eurodollar bonds and notes; (5) securities of foreign companies evidenced by American Depository Receipts ("ADRs"); (6) repurchase agreements; (7) when-issued transactions; and (8) commercial paper. The Fund may also utilize securities lending and reverse repurchase agreements, and may enter into options and futures contracts for hedging purposes, subject to certain limitations.
        Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.
        The S&P MidCap is composed of 400 domestic common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the S&P MidCap in proportion to its market value. The inclusion of a stock in the S&P MidCap does not imply that Standard & Poor's believes the stock to be an attractive or appropriate investment, nor is Standard & Poor's in any way affiliated with the Fund. The S&P MidCap was created by Standard & Poor's to capture the performance of the stocks that fall in the medium capitalization range. The medium capitalization range of stocks was defined, at the original time of screening, as between $200 million and $5 billion in market value. Any middle-capitalization stocks already included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") were excluded from candidacy for the S&P MidCap. After removal of the 500 stocks, the S&P MidCap candidate population was reduced to 1,200 stocks. Standard & Poor's then subjected this smaller population to a variety of screens and eventually the sample size was reduced to the final 400 stocks. Standard & Poor's screened the candidate population using the following criteria: level of trading activity, or liquidity; market value; industry group representation; and the level of controlling interest. A limited percentage of the S&P MidCap may include Canadian securities. No other foreign securities are eligible for inclusion. INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank

    [Page 8]

or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio
Securities - Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.

        FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments, including financial futures contracts (such as index futures contracts) and options (such as options on U.S. or foreign securities or indices of such securities). These instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto. The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.
        The use of futures and options involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

    [Page 9]

        Dreyfus may use futures and options for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase investment risk. If Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss , regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.
CERTAIN PORTFOLIO SECURITIES
        AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in U.S. dollar-denominated ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are traded in the United States on national securities exchanges or in the over-the-counter market.
        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch Investors Service LLP, Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
        ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. See "Foreign Securities."
        EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. See "Foreign Securities."
        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.

    [Page 10]

        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home
Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for capital appreciation and income and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon

    [Page 11]

investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                         MANAGEMENT OF THE FUND
        INVESTMENT MANAGER - Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1997, Dreyfus managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.
        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
        The Fund is managed by John O'Toole. Mr. O'Toole has managed the Fund since its commencement of operations in November, 1993, and has been employed by Dreyfus as portfolio manager of the Fund since October 17, 1994. Mr. O'Toole is a Senior Vice President and a Portfolio Manager for Mellon Equity Associates. He has been with Mellon Bank since 1979.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number

    [Page 12]

of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1996, including $86 billion in mutual fund assets.
As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.
        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.10% of the value of the Fund's daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. Although Dreyfus is not obligated to pay the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its management fee in an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1996, the Fund paid Dreyfus 1.10% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).
        For the fiscal year ended October 31, 1996, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 1.10% of the average daily net assets of each class for the Institutional and Retail shares, respectively.
        In addition, Institutional shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Institutional Shares Only)."
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administrated by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier

    [Page 13]

Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                         HOW TO BUY FUND SHARES
        GENERAL - Retail shares are offered to any investor. Institutional shares are offered only to clients of Agents that have entered into an Agreement with the Distributor and omnibus accounts held by institutions that provide sub-accounting or recordkeeping services to their clients. You may be charged a fee if you effect transactions in Fund shares through an Agent.
        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment for Retail shares is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment for Retail shares is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        Retail shares are also offered without regard to the minimum initial investment requirements, through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder Services"). These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus Retirement Plan accounts, to "The Dreyfus Trust Company, Custodian." For accounts other than Dreyfus Retirement Plan accounts, payments which are mailed should be sent to Dreyfus
Disciplined Midcap Stock Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please include your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an invest-

    [Page 14]

ment slip should be enclosed. For Dreyfus Retirement Plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders for Retail shares may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the Fund's DDA # 044210/Dreyfus Disciplined Midcap Stock Fund and applicable Class for purchase of Fund shares in your name. The wire must indicate which Class of shares is being purchased and it must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4040" for Institutional shares and "4030" for Retail shares.
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

    [Page 15]

        NET ASSET VALUE PER SHARE ("NAV") - An investment portfolio's NAV refers to the worth of one share. The NAV for Institutional shares and Retail shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:
        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Orders received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Orders received after such close of business are effective on, and receive the share price determined on, the next business day, except where shares are purchased through a dealer as provided below.
        Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the NAV determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
        The public offering price of Institutional shares and Retail shares, both of which are offered on a continuous basis, is the NAV of that Class.
        DREYFUS TELETRANSFER PRIVILEGE - You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                         SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of certain other eligible funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These

    [Page 16]

funds have different investment objectives which may be of interest to you.
If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO FUND SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561.If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares-Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. If you are exchanging Fund shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO FUND SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE
PRIVILEGE MAY BE MADE

    [Page 17]

ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Fund in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current
NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder
Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at

    [Page 18]

any time or charge a service fee. No such fee currently is contemplated.
Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of the your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Retail shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Retail shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from

    [Page 19]

the Automatic Withdrawal Plan. An application for the Automatic Withdrawal
Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call1-800-322-7880. HOW TO REDEEM FUND SHARES
GENERAL - You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK,
DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC AS SET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHER WISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.
PROCEDURES - You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege, or if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Agent authority to instruct the Transfer Agent to redeem Fund shares and to credit the pro-


    [Page 20]

ceeds of such redemptions to a designated account at your Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over the Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.


        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box
6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of joint-


    [Page 21]

ly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.
        In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

    [Page 22]

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                           DISTRIBUTION PLAN

                      (INSTITUTIONAL SHARES ONLY)

        Institutional shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Institutional shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Institutional shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Institutional shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Institutional shares of the Fund.
        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                 DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares and pays dividends from its net investment income, if any, four times a year and distributes net realized capital gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class are calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Institutional shares will receive lower per share dividends than Retail shares because of the higher expenses borne by the Institutional shares.
        Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares. Dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV.
        It is expected that the Fund will continue to qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code.
        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), paid by the Fund are taxable to U.S. share

    [Page 23]

holders, including certain non-qualified Retirement Plans, as ordinary income to the extent of the Fund's earnings and profits whether received in cash or reinvested in additional Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
        Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.
        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
        With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, capital gain distributions and of any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to such a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if that a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.


    [Page 24]

        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                       PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Institutional shares should be expected to be lower than that of Retail shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, the S&P MidCap, S&P 500, CDA Technologies Indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also


    [Page 25]

advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                          GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel
Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is one of sixteen investment portfolios authorized by the Company's Board of Directors. The Fund's shares are classified into two classes-Institutional shares and Retail shares. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund"). The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Institutional shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S
 OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


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Disciplined
Midcap
Stock Fund
Prospectus
Copy Rights 1997 Dreyfus Service Corporation
                                      330/730p030197
Registration Mark

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